Cover	Aug. 04, 2026
Cover [Abstract]
Amendment Flag	false
Entity Central Index Key	0002134657
Document Type	S-6
Entity Registrant Name	FT 13141
Document Period End Date	Aug. 04, 2026
Definition of Rule 35d-1 Term in Fund Name [Text Block]

Objective.

The Trust seeks above-average total return through a combination of capital appreciation and dividend income. Under normal circumstances, the Trust will invest at least 80% of its assets in dividend-paying securities. The Trust is concentrated (i.e., invests 25% or more of Trust assets) in common stocks of companies within the financials sector.

The Trust is a unit investment trust that seeks to find companies with above-average dividend yields. The Securities in the portfolio are selected by applying a seven-step investment strategy process developed by Sabrient Systems, LLC (“Sabrient”).

Selection Criteria for Rule 35d-1 Term in Fund Name [Text Block]

Portfolio Selection Process.

Sabrient’s selection process is based on the following steps:

1. Select Universe: Select all listed stocks traded domestically, including American Depositary Receipts/ADRs, that have a market cap of $500 million or more, sufficient liquidity, and a minimum of six consecutive dividends that were the same or better than the previous quarter as of the date the portfolio was selected. The majority have long dividend histories averaging more than 40 consecutive quarters of dividend payments.

2. Determine Relative Rank: Determine the relative rank of each company’s current dividend yield.

3. Determine Relative Likelihood of Dividend Increases: Determine relative likelihood of dividend increases by using the company’s historical percentage of dividend increases and the exponential annual increase over the past three years.

4. Determine Relative Safety by Earnings Quality Rank (“EQR”): Determine the relative safety of the dividends over the next two years by using each company’s EQR rank – a proprietary score built by Sabrient to judge the relative safety of continued earnings growth, cash flow growth, and ability to service debt – and the average dividend coverage over the past four quarters.

5. Use Forward P/E, Current & Future Estimated Earnings Growth: Use forward price to earnings ratio, the current year’s estimated earnings growth, and the following year’s estimated earnings growth to develop a score for potential stock growth.

6. Develop Final Score: Develop a score for all candidate companies with equal emphasis on steps 2, 3, 4, and 5.

7. Select Approximately 48 Highest Ranked Stocks: Lastly, select approximately 48 of the highest ranked stocks, limit each sector to a maximum of approximately 33% of all stocks as well as maximum of 20% in any one industry.

While not a part of the Trust’s portfolio selection process, the Trust also invests in REITs, foreign securities and companies with various market capitalizations.

As with any similar investments, there can be no assurance that the objective of the Trust will be achieved. See “Risk Factors” for a discussion of the risks of investing in the Trust.